                          GREEN TREE FINANCIAL CORP.

                       CERTIFICATE OF SERVICING OFFICER



The undersigned certifies that she is assistant vice president and assistant controller of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of June 1, 1995 between the Company and First Trust (N.A), as Trustee of FHA Title I Home Improvement Loan Trust 1995-C (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from October 1, 1995 to October 31, 1995 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 10th day of November, 1995.

                              GREEN TREE FINANCIAL CORP.


                              BY: /s/Phyllis A. Knight
                                  -----------------------------
                                  Phyllis A. Knight
                                  Assistant Vice President and
                                   Assistant Controller

                          GREEN TREE FINANCIAL CORP.

                  CERTIFICATE REGARDING REPURCHASED CONTRACTS


The undersigned certifies that she is assistant vice president and assistant controller of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 8.06 of the Pooling and Servicing Agreement (the "Agreement") dated as of June 1, 1995 between the Company and First Trust National Association, as Trustee of FHA Title I Home Improvement Loan Trust 1995-C (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The contracts on the attached schedule are to be repurchased by the Company on the date hereof pursuant to Sections 3.05 of the Agreement.

2. Upon deposit of the Repurchase Price for such Contracts, such Contracts may, pursuant to Section 8.06 of the Agreement, be assigned by the Trustee to the Company.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 10th day of November, 1995.

                              GREEN TREE FINANCIAL CORP.


                              BY: /s/Phyllis A. Knight
                                  -----------------------------
                                  Phyllis A. Knight
                                  Assistant Vice President and
                                   Assistant Controller

                             HOME IMPROVEMENT LOAN
                    CERTIFICATES FOR HOME IMPROVEMENT LOANS
                               GREEN TREE TRUST
                                    1995-C
                                MONTHLY REPORT
                                 October 1995


                                     Distribution Date:  11/15/95
                                     CUSIP#:  393505 GV8,GW6,GX4,GY2,GZ9,HA3,HB1
                                     Trust Account:  3334223-0

 1.  Collected Amount                                              $  3,651,245.84

 2.  Delinquent Payments Advanced/Recovered                               9,595.32

 3.  Aggregate Repurchase Price for Contracts to be Repurchased                .00

 4.  Amount Available (1+2+3)                                      $  3,660,841.16


     INTEREST

 5.  Class A-1 Interest (6.20%)
     (a)  Current Interest                                         $    199,766.87
     (b)  Amount applied to Unpaid Class A-1 Interest Shortfall                .00
     (c)  Remaining Unpaid Class A-1 Interest Shortfall                        .00

 6.  Class A-2 Interest (6.35%)
     (a)  Current Interest                                         $    158,750.00
     (b)  Amount applied to Unpaid Class A-2 Interest Shortfall                .00
     (c)  Remaining Unpaid Class A-2 Interest Shortfall                        .00

 7.  Class A-3 Interest (6.55%)
     (a)  Current Interest                                         $     97,704.17
     (b)  Amount applied to Unpaid Class A-3 Interest Shortfall                .00
     (c)  Remaining Unpaid Class A-3 Interest Shortfall                        .00

 8.  Class M-1 Interest (7.05%)
     (a)  Current Interest                                         $     90,475.00
     (b)  Amount applied to Unpaid Class M-1 Interest Shortfall                .00
     (c)  Remaining Unpaid Class M-1 Interest Shortfall                        .00

 9.  Class M-2 Interest (7.30%)
     (a)  Current Interest                                         $     68,133.33
     (b)  Amount applied to Unpaid Class M-2 Interest Shortfall                .00
     (c)  Remaining Unpaid Class M-2 Interest Shortfall                        .00

10.  Class B-1 Interest (7.20%)
     (a)  Current Interest                                         $     67,620.00
     (b)  Amount applied to Unpaid Class B-1 Interest Shortfall                .00
     (c)  Remaining Unpaid Class B-1 Interest Shortfall                        .00


                             HOME IMPROVEMENT LOAN
                    CERTIFICATES FOR HOME IMPROVEMENT LOANS
                               GREEN TREE TRUST
                                    1995-C
                                MONTHLY REPORT
                                 October 1995


                                     Distribution Date:  11/15/95
                                     CUSIP#:  393505 GV8,GW6,GX4,GY2,GZ9,HA3,HB1
                                     Trust Account:  3334223-0

11.  Class B-2 Interest (7.60%)
     (a)  Current Interest                                         $     53,260.84
     (b)  Amount applied to Unpaid Class B-2 Interest Shortfall                .00
     (c)  Remaining Unpaid Class B-2 Interest Shortfall                        .00

12.  Monthly Principal
     (1)  Regular Principal Payments                               $    390,223.34
     (2)  Principal Prepayments                                       1,877,124.70
     (3)  Delinquent Principal Advanced                                  39,205.25
     (4)  Net Losses                                                     39,221.95
     (5)  Contracts Repurchased due to Breach of
            Representations and Warranties (See attached)                      .00
     (6)  Bankruptcy Write-Down                                                .00
     (7)  Unpaid Principal from Prior Months                                   .00
     (8)  Delinquent Payments Recovered                                 (36,880.77)

              Total Principal                                         2,308,894.47

13.  Senior Percentage for such Payment Date                                   100%

14.  Senior Percentage for following Payment Date                              100%

15.  Class A-1 Principal Distribution                                 2,308,894.47
     (a)  Class A-1 Principal Balance                                36,355,660.87

16.  Class A-2 Principal Distribution                                          .00
     (a)  Class A-2 Principal Balance                                30,000,000.00

17.  Class A-3 Principal Distribution                                          .00
     (a)  Class A-3 Principal Balance                                17,900,000.00

18.  Class M-1 Principal Distribution                                          .00
     (a)  Class M-1 Principal Balance                                15,400,000.00

19.  Class M-2 Principal Distribution                                          .00
     (a)  Class M-2 Principal Balance                                11,200,000.00


     CLASS B PRINCIPAL DISTRIBUTION TESTS

20.  Average Sixty-Day Delinquency Ratio Test
     (a)  Sixty-Day Delinquency Ratio for Current Payment Date                 .23%
     (b)  Average Sixty-Day Delinquency Ratio (arithmetic
            average of ratios for this month and two preceding
            months; may not exceed 2.5%)                                       .16%


                             HOME IMPROVEMENT LOAN
                    CERTIFICATES FOR HOME IMPROVEMENT LOANS
                               GREEN TREE TRUST
                                    1995-C
                                MONTHLY REPORT
                                 October 1995


                                     Distribution Date:  11/15/95
                                     CUSIP#:  393505 GV8,GW6,GX4,GY2,GZ9,HA3,HB1
                                     Trust Account:  3334223-0

21.  Average Thirty-Day Delinquency Ratio Test
     (a)  Thirty-Day Delinquency Ratio for Current Payment Date                .36%
     (b)  Average Thirty-Day Delinquency Ratio (arithmetic
            average of ratios for this month and two preceding
            months; may not exceed 5.0%)                                       .28%

22.  Cumulative Realized Losses Test
     (a)  Cumulative Realized Losses for Current Payment Date
            (as a percentage of Cut-off Date Pool Principal
            Balance; may not exceed 10.0% from July 1, 1998 to
            June 30, 2001, 11.0% from July 1, 2001 to June 30,
            2002 and 12.0% thereafter)                                         .40%

23.  Current Realized Losses Test
     (a)  Current Realized Losses for Current Payment Date               42,425.08
     (b)  Current Realized Loss Ratio (total Realized Losses
            for most recent three months, multiplied by 4,
            divided by arithmetic average of Pool Scheduled
            Principal Balances for third preceding Payment and
            for current Payment Date; may not exceed 2.5%)                     .18%

24.  Class B Principal Balance Test
     (a)  Class B Principal Balance (before any distributions
            on Current Payment Date) divided by Pool Scheduled
            Principal Balance for prior Payment Date (must
            equal or exceed 28.0%)                                           14.81%

25.  Class B-1 Principal Distribution Amount                                   .00
     (a)  Class B-1 Principal Balance                                11,270,000.00

26.  Class B-2 Principal Distribution Amount                                   .00

27.  Class B-2 Distribution (11+26)                                      53,260.84

28.  Class B-2 Formula Distribution Amount                               53,260.84

29.  Aggregate Certificate Principal Balance                        130,535,267.87

30.  Pool Scheduled Principal Balance                               130,535,267.87

31.  Class B-2 Principal Deficiency Amount (29-30)                             .00

32.  Class B-2 Guaranty Payment (28+31) -27                                    .00


                             HOME IMPROVEMENT LOAN
                    CERTIFICATES FOR HOME IMPROVEMENT LOANS
                               GREEN TREE TRUST
                                    1995-C
                                MONTHLY REPORT
                                 October 1995


                                     Distribution Date:  11/15/95
                                     CUSIP#:  393505 GV8,GW6,GX4,GY2,GZ9,HA3,HB1
                                     Trust Account:  3334223-0

33.  Class B-2 Principal Balance                                      8,409,607.00

34.  Cumulative Class B-2 Guaranty Payment to Date                             .00

35.  Pool Factor
         Previous Month Pool Factor                                      .94767110
         Current Month Pool Factor                                       .93120013

36.  Aggregate Scheduled Balances of Delinquent Contracts
       as of Determination Date
     (a)  31-59 days               475,384.15          33
     (b)  60-89 days               185,072.35          15
     (c)  90 or more days          112,280.60          10

37.  Liquidated Contracts                                                39,448.75

38.  Number of Loans Remaining                                               8,751

39.  Number and Principal Balance of Contracts with FHA Claims finally rejected, or no FHA claim was submitted because
       FHA Insurance was unavailable                               7     54,842.30

40.  Monthly Servicing Fee (.75%)                                        83,027.60

41.  Guaranty Fee (3% cap) and reimbursement to Company for
       prior Class B-2 Guaranty Payments                                332,110.41


     CLASS C CERTIFICATE

42.  Class C Residual Payment                                           201,098.47



Please contact the Bondholder Relations Department of First Trust National Association at (612) 244-0444 with any questions regarding this Statement or any Distribution.

                                     GT-HI
                                    1995-C
                                 October, 1995
                              Defaulted Contracts



                                                            Estimated
                                            Repurchase       Loss at
Account#       Principal      Interest        Amount        Sale Date
--------      ----------      --------      ----------      ----------

15679312        5,829.79         33.77        5,873.56        6,177.50
15679726        8,242.52         47.66        8,290.18        8,841.93
15679919        5,006.83         28.95        5,035.78        5,593.31
15687577       10,093.62         58.37       10,151.99       11,032.35
15688987             .00           .00             .00          202.18
15689024       10,039.19         58.05       10,097.24       10,577.81
              ----------       -------      ----------      ----------

TOTALS        $39,221.95       $226.80      $39,448.75      $42,425.08
              ==========       =======      ==========      ==========